Exhibit 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Berkshire Hills Bancorp, Inc. (the "Company") on Form 10-K for the period ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Wayne F. Patenaude, Senior Vice President, Chief Financial Officer and Treausrer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


February 26, 2004                                /s/ Wayne F. Patenaude
                                                 -------------------------------
                                                 Wayne F. Patenaude
                                                 Senior Vice President, Chief
                                                 Executive Officer and Treasurer